UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): April 6, 2020

SeaSpine Holdings Corporation
(Exact name of registrant as specified in its charter)

Delaware	001- 36905	47-3251758
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5770 Armada Drive, Carlsbad, California		92008
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (760) 727-8399
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	SPNE	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

On April 6, 2020, SeaSpine Holdings Corporation (the "Company," "we," "us," or "our") issued a press release announcing selected preliminary unaudited financial results for the three months ended March 31, 2020. A copy of the press release is furnished as Exhibit 99.1.
The information under this Item 2.02 and in Exhibit 99.1 is being furnished and is not being filed for purposes of Section 18 of the Securities Exchange Act of 1934 and is not to be incorporated by reference into any filing of the registrant under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date hereof, regardless of any general incorporation language in any such filing, except as shall be expressly set forth by specific reference in such a filing.

Item 7.01	Regulation FD Disclosure.

The April 6, 2020 press release furnished as Exhibit 99.1 hereto also provides an update on the Company's current business operations as a result of the uncertainty created by the evolving COVID-19 pandemic, as well as certain of the proactive measures the Company has implemented or plans to implement to mitigate the challenges resulting from the pandemic, and withdraws guidance for full-year 2020 in light of the COVID-19 pandemic.
The information under this Item 7.01 and in Exhibit 99.1 is being furnished and is not being filed for purposes of Section 18 of the Securities Exchange Act of 1934 and is not to be incorporated by reference into any filing of the registrant under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date hereof, regardless of any general incorporation language in any such filing, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01	Other Events.

Supplemental Risk Factor
The Company is supplementing the risk factors set out under "Item 1A. Risk Factors" in its Annual Report on Form 10-K for the fiscal year ended December 31, 2020 filed on February 28, 2020 (the "Form 10-K") with risk factor below. The risk factor below should be read in conjunction with the other risk factors in the Form 10-K.
Our business, financial condition and results of operations will be materially and adversely impacted in the near-term, and could be materially and adversely impacted beyond 2020, by the COVID-19 pandemic.
The COVID-19 pandemic has materially and adversely impacted our business. The impacts include: the deferral of procedures using our products; disruptions or restrictions on the ability of many of our employees and of third parties on which we rely to work effectively, including because of stay-at-home orders and similar government actions; and temporary closures of our facilities and of the facilities of our customers and suppliers. Any other outbreaks of contagious diseases or other adverse public health developments in countries where we operate or where our customers or suppliers are located could also have a material and adverse effect on our business, financial condition and results of operations.
Because of the COVID-19 pandemic, surgeons and their patients are required, or are choosing, to defer procedures in which our products otherwise would be used and many facilities that specialize in the procedures in which our products otherwise would be used have closed or reduced operating hours. In addition, even after the pandemic has subsided and/or governmental orders no longer prohibit or recommend against performing such procedures, patients may continue to defer such procedures out of concern of being exposed to coronavirus or for other reasons. Further, facilities at which our products typically are used may not reopen or, even if they reopen, patients may elect to have procedures performed at facilities that are, or are perceived to be, lower-risk, such as ambulatory surgery centers, and our products may not be approved at such facilities, and we may be unable to have our products approved for use at such facilities on a timely basis, or at all. The effect of the pandemic on the broader economy could also negatively affect demand for procedures using our products, both in the near- and long-term.

Workforce limitations and travel restrictions resulting from government actions taken to contain the spread of COVID-19 has and will continue to adversely affect almost every aspect of our business. If a significant percentage of our workforce, or of the workforce of third parties on which we rely, cannot work, including because of illness or travel or government restrictions, our operations may be negatively affected. Because of government restrictions and social distancing guidelines in many countries around the world, there is an increased reliance on working from home for our workforce and on the workforce of third parties on which we rely. For example, most of our independent sales agents currently are working largely using virtual and online engagement tools and tactics, which may be less effective than our ordinary, in-person sales and marketing programs. In addition, access to our hands-on cadaveric training facility in Carlsbad, California has been significantly curtailed, which we expect will not only limit our ability to educate and train surgeons and sales agents on the proper use of our products (which may make surgeons and sales agents less comfortable using, and therefore less likely to use, our products), but will also limit our ability to develop, and therefore launch, the products we believe will drive our future revenue growth on the timelines we anticipated previously, or at all. The change in the manner in which our workforce is functioning could also delay the launch of products we planned to launch in 2020 and beyond. It may also cause us not to timely submit required filings, including with the U.S. Securities and Exchange Commission, U.S. Food and Drug Administration (FDA), or other regulatory bodies, both in the U.S. and outside the U.S., any of which by itself may have a negative effect on our business, such as by making us ineligible to conduct an offering under a Form S-3 registration statement, which generally takes less time and is less expensive than other means, such as conducting an offering under a Form S-1 registration statement. In addition, changes impacting workforce function at FDA and other regulatory bodies, as well as changes impacting workforce function at the facilities at which we seek to have new products approved for use, could impact the timing of when our new products are cleared for marketing and approved for use, either of which could impact the timing of our ability to sell these new products and have a material and adverse effect on our expectations for revenue growth.
Further, disruptions in the manufacture and/or distribution of our products or in our supply chain may occur as a result of the pandemic, including for the reasons above, or other events that result in staffing shortages, production slowdowns, stoppages, or disruptions in delivery systems, any of which could materially and adversely affect our ability to manufacture and/or distribute our products, or to obtain the raw materials and supplies necessary to manufacture and/or distribute our products, in a timely manner, or at all.
We may also experience other unknown impacts from COVID-19 that cannot be predicted. For example, hospitals and other facilities at which we sell our products may renegotiate their purchase prices, including as a result of, or the perception they may be suffering, financial difficulty as a result of the pandemic. Similarly, facilities at which we seek to sell our products in the future may require price reductions relative to the price at which we previously expected to sell our products. Reduction in the prices at which we sell products to existing customers may have a material and adverse effect on our future financial results and reductions in the prices at which we expected to sell products to anticipated customers may have a material and adverse effect on our expectations for revenue growth.
Further, the COVID-19 pandemic has resulted in disruption and volatility in the global capital markets, adversely impacting access to capital not only for us, but also for our customers and suppliers who need access to capital. Their inability to access capital in a timely manner, or at all, could impact demand for our products and/or our ability to manufacture and/or supply our products, any of which could have a material and adverse effect on our business.
Finally, we have not developed a specific and comprehensive COVID-19 contingency plan designed to address the challenges and risks presented by this pandemic and, even if and when we do develop such a plan, there can be no assurance that such plan will be effective in mitigating its adverse effects on our business operations, financial condition and results of operations.
The full extent of the impact of the COVID-19 pandemic on our business, financial condition and results of operations is uncertain and cannot be predicted with reasonable accuracy and will depend on future developments that are also uncertain and cannot be predicted with reasonably accuracy, including new information that may emerge concerning the degree to which COVID-19 is both contagious and virulent, the actions required to contain COVID-19 or to treat its impact, among others. The COVID-19 pandemic also heightens the risks in certain of the other risk factors described in our Form 10-K.

Item 9.01	Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit No.	Description
99.1	Press release, dated April 6, 2020.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SeaSpine Holdings Corporation

		By:	/s/ Patrick Keran
Name: Patrick Keran
Title: Vice President, General Counsel

Date:	April 6, 2020